February 28, 2012

NEUBERGER BERMAN SHORT DURATION BOND FUND

SUMMARY PROSPECTUS

Investor Class Shares (NSBIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/fixedincomefunds/investor. You can also get this information at no cost by calling 800-877-9700 or by sending an email request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2012 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52
Distribution (12b-1) fees	None
Other expenses	0.73
Total annual operating expenses	1.25
Fee waiver and/or expense reimbursement	0.54
Total annual operating expenses after fee waiver and/or expense reimbursement1	0.71

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$73	$227	$521	$1,359

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, and extraordinary expenses, if any) of that class are limited to 0.70% of average net assets. This undertaking lasts until 10/31/2015. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.70% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are deemed by the Portfolio Managers to be of comparable quality.

The Portfolio Managers monitor national trends in the corporate and government securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for

NEUBERGER BERMAN SHORT DURATION BOND FUND	February 28, 2012

securities that appear under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 10% of its net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s) (or comparably rated by at least one independent credit rating agency) or, if unrated, deemed by the Portfolio Managers to be of comparable quality. In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund does not normally continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions.

The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of two years or less.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets in bonds and other debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as fixed income securities, will move inversely to movements in interest rates. In general, the longer the maturity or duration of a fixed income security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Interest rates have been unusually low in recent years.

Prepayment and Extension Risk. The Fund’s performance could be affected if unexpected interest rate trends cause the Fund’s mortgage- or asset-backed securities to be paid off earlier or later than expected, shortening or lengthening their duration.

NEUBERGER BERMAN SHORT DURATION BOND FUND	February 28, 2012

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Lower-Rated Debt Securities Risk. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Sector Risk. To the extent the Fund invests more heavily in particular bond market sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The instruments or industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Restricted Securities Risk. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Mortgage-backed securities have been especially affected by these conditions. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN SHORT DURATION BOND FUND	February 28, 2012

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
5.10	2.53	0.92	1.56	4.16	5.38	-16.03	13.35	5.97	0.72
Best quarter: Q2 ’09, 5.10% Worst quarter: Q4 ’08, -10.26%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/11*
	1 Year	5 Years	10 Years
Short Duration Bond Fund
Return Before Taxes	0.72	1.37	2.11
Return After Taxes on Distributions	-0.24	-0.13	0.63
Return After Taxes on Distributions and Sale of Fund Shares	0.47	0.29	0.92
Barclays Capital 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	1.59	3.99	3.63
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Thomas Sontag (Managing Director of NBM and NBFI), Michael Foster (Senior Vice President of NBM and NBFI) and Richard Grau (Senior Vice President of NBM and NBFI). Mr. Sontag has managed the Fund since 2006, and Messrs. Foster and Grau have managed the Fund since 2008.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

NEUBERGER BERMAN SHORT DURATION BOND FUND	February 28, 2012

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange (Exchange) is open, at the Fund’s net asset value per share next determined after your order is accepted. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of Investor Class shares.

The minimum initial investment in Investor Class is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

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NEUBERGER BERMAN SHORT DURATION BOND FUND	February 28, 2012

SEC File Number: 811-03802
K0009 02/12